UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07540

Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

Item 1. Reports to Stockholders.

Global High Income Fund Inc.
Annual Report
October 31, 2008

Global High Income Fund Inc.

December 15, 2008

Dear shareholder,
We present you with the annual report for Global High Income Fund Inc. (the “Fund”) for the 12 months ended October 31, 2008.

Performance
Over the 12 months ended October 31, 2008, the Fund declined 25.76% on a net asset value basis and declined 33.99% on a market price basis. Over the same period, the median for the Fund’s peer group, the Lipper Emerging Markets Debt Funds, declined 26.65% and 31.00% on a net asset value and market price basis, respectively. Finally, the Fund’s benchmark, the Global High Income Fund Index (the “Index”) declined 16.72% over the annual period. (For more performance information, please refer to “Performance at a glance’’ on page 6.)
Global High Income Fund Inc.

Investment goals:
Primarily, high level of current
income; secondarily, capital
appreciation

Portfolio management:
Portfolio management team,
including Uwe Schillhorn
UBS Global Asset
Management (Americas) Inc.

Commencement:
October 8, 1993

NYSE symbol:
GHI

Distribution payments:
Monthly

The Fund’s duration positioning and exposure to local markets benefited performance during the period. However, this was more than offset by an overweight to Argentine debt, where political unrest weighed significantly on performance. In addition, overweight positions in Russian and Venezuelan debt, which performed poorly following a drop in commodity prices, also hurt Fund performance during the reporting period.

The Fund did not use leverage during the reporting period. That is, the Fund did not have preferred stock outstanding or borrow from banks for investment purposes as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

At the beginning of the period, the Fund traded at a discount to its net asset value (“NAV”) per share. However, as the period progressed, the Fund began trading at a premium to its NAV, which continued for some time. In our opinion, this occurred as investors were drawn to the strong underlying fundamentals of the emerging markets debt asset class and its relative stability when compared to non-Treasury fixed income securities.

Global High Income Fund Inc.

As investor risk aversion increased toward the end of the reporting period, the Fund again traded at a discount to its NAV.

A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

An interview with Portfolio Manager Uwe Schillhorn
Q.	How did emerging markets debt perform over the reporting period?
A.	During the first nine months of the reporting period, the emerging markets debt asset class performed relatively well versus other non-US Treasury fixed income securities. During this time, emerging markets debt spreads—the difference between the yield paid on US Treasury securities and emerging markets debt—widened. However, they did so less than other spread (non-Treasury) sectors, such as residential and commercial mortgage-backed securities and corporate bonds. Commodity-rich emerging markets debt countries enjoyed good economic conditions during this time as demand remained solid and commodity prices remained high.

However, emerging market debt’s relative outperformance was more than erased in September and October 2008. Fallout from financial troubles in the US and elsewhere, frozen credit markets, massive deleveraging and forced selling, coupled with recession expectations and falling commodity prices triggered a sharp increase in risk aversion. This, in turn, caused investors to flock to the safety of short-term Treasury securities.

In contrast, riskier asset classes, including emerging markets debt, saw their spreads versus US Treasury securities widen significantly and their prices fall sharply. After gaining 3.72% from November 1, 2007 through August 31, 2008, the Fund’s benchmark Index fell 6.11% and 14.48% in September and October, respectively. For the 12-month period ended October 31, 2008, the Index fell 16.72%. (More information regarding the Index appears under “Performance at a glance” on page 6.)

Q.	What factors influenced Fund performance?
A.	As part of our investment discipline, we conducted comprehensive research and pursued a variety of strategies as we looked to generate a

Global High Income Fund Inc.

high level of current income and capital appreciation for the Fund. We sought to meet the Fund’s goals by strategically allocating its portfolio among various countries, securities and currencies. By maintaining a diversified portfolio, we attempted to keep the Fund from being overly dependent upon any one area to generate positive returns.

The Fund’s overweight position in Argentina was the largest detractor from its performance during the 12-month reporting period. The government’s inability to successfully negotiate with striking farmers negatively impacted the country’s export revenues. In a worst-case scenario that we did not believe was likely to unfold, continued political unrest, economic concerns and increased risk aversion dragged down both Argentina’s US dollar-denominated and local currency debt (debt that is denominated in local currency versus US dollars).

Given these issues, we believe Argentina’s debt is now trading at levels that suggest an increased likelihood of default and we have begun to reduce the Fund’s position accordingly.

Elsewhere, the Fund’s positioning in Venezuela produced mixed results. Early in the reporting period, we held an underweight position, benefiting performance. We later moved to an overweight position in the spring of 2008. This detracted from performance as the period continued, as the combination of ongoing political missteps and a sharp drop in commodity prices caused Venezuelan debt to perform poorly. Despite these issues, it is our belief that the country is able to meet its debt obligations.

During the reporting period, we increased the Fund’s exposure to Brazilian debt, based on what we considered to be improving fundamentals and attractive valuation levels. To do so, we reduced the Fund’s underweight to US dollar-denominated debt, which benefited performance.

Finally, the Fund’s exposure to Russia was, overall, a detractor from performance. While initially supported by record high oil prices, Russia’s financial system became strained as oil prices fell due to slower global economic growth. As we increased the Fund’s exposure to Russia via quasi-sovereign bonds, the spreads of non-sovereign debt widened significantly, indicating increased levels of investor risk aversion. Despite the deteriorating financial situation of non-sovereign issuers, we do not believe that Russia is in jeopardy of default given the country’s financial surplus versus its outstanding debt.

Global High Income Fund Inc.

Q.	How did you manage the Fund’s duration during the reporting period?
A.	Throughout the reporting period, we maintained a defensive interest rate duration posture, keeping the Fund’s interest rate duration shorter than that of its benchmark, which helped performance. (Duration measures a fund’s sensitivity to interest rate changes, and is related to the maturity of the bonds comprising the portfolio.)

Q.	What other positioning strategies did you use during the reporting period?
A.	Consistent with the benchmark changes that occurred in the first half of the reporting period, we strategically adjusted the Fund’s local market exposure in order to maintain an overweight to local market investments. Late in the reporting period, we sought to reduce this position somewhat, given the weakening economic outlook.

While we sought to reposition the Fund in other ways during the severe sell-off in September and October 2008, our ability to do so at prices deemed reasonable was limited given the illiquidity in the global financial marketplace.

Q.	What is your outlook for the emerging markets debt asset class?
A.	In our view, a decoupling of emerging and developed economies is highly unlikely. Rapidly weakening economies in the US, Europe, Japan and other developed countries are clearly having a negative impact on emerging markets countries. For example, slower growth in developed countries has served to drive oil and other commodity prices substantially lower. This, in turn, has hurt emerging markets commodity exporters, negatively impacting their account surpluses. We also expect to see continued volatility in the emerging markets debt asset class given further deleveraging, investor risk aversion and uncertainties regarding the length and depth of the global economic recession.

On the upside, commodity prices have fallen to levels not seen since 2005. We believe much of the negative economic news is already priced into commodity valuations and that another significant sell-off in commodity prices seems unlikely. In addition, given several years of account surpluses and improved domestic spending, we believe that emerging market countries, overall, could be better positioned to withstand the current economic environment than they were during previous recessionary periods.

Global High Income Fund Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information regarding your fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
 Global High Income Fund Inc.
Head—Americas
UBS Global Asset Management (Americas) Inc.

Uwe Schillhorn, CFA
Portfolio Management Team Member
Global High Income Fund Inc.
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended October 31, 2008. The views and opinions in the letter were current as of December 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Global High Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 10/31/08

Net asset value returns	1 year	5 years	10 years

Global High Income Fund Inc.	–25.76%	4.23%	9.95%

Lipper Emerging Markets Debt Funds median	–26.65	2.98	10.85

Market price returns

Global High Income Fund Inc.	–33.99%	–1.65%	9.37%

Lipper Emerging Markets Debt Funds median	–31.00	–0.18	9.75

Index returns

Global High Income Fund Index(1)	–16.72%	5.50%	10.40%

JPMorgan Emerging Markets
Bond Index Global (EMBI Global)(2)	–19.13	3.96	9.59

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(1)	Global High Income Fund Index is an unmanaged index complied by the advisor, constructed as follows: from the Fund’s inception until 12/31/93: 100% JPMorgan Emerging Markets Bond Index (EMBI); from 1/1/94 - 11/5/06: 100% JPMorgan Emerging Markets Bond Index Global (EMBI Global); from 11/6/06 to 3/31/08: 70% JPMorgan Emerging Markets Bond Index Global (EMBI Global) and 30% JPMorgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 4/1/08 to 5/31/08: 50% JPMorgan Emerging Markets Bond Index Global (EMBI Global) and 50% JPMorgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 6/1/08 to Present: 50% JPMorgan Emerging Markets Bond Index Global (EMBI Global) and 50% JPMorgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect fees and expenses.

(2)	JPMorgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. Investors should note that indices do not reflect fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Global High Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics*	10/31/08		4/30/08		10/31/07

Net asset value	$9.82		$14.16		$15.26

Market price	$8.22		$15.45		$14.38

12-month dividends/distributions	$1.9989		$2.0608		$1.3519

Dividend/distribution at period-end	$0.0916		$0.1065		$0.1130

Net assets (mm)	$212.0		$305.8		$329.4

Currency exposure**	10/31/08		4/30/08		10/31/07

US dollar denominated	38.0%		61.8%		76.9%

Foreign denominated	62.0		38.2		23.1

Total	100.0%		100.0%		100.0%

Top ten countries
(excluding US)**	10/31/08		4/30/08		10/31/07

Brazil	17.2%	Turkey	11.3%	Argentina	12.9%

Turkey	11.6	Argentina	10.4	Turkey	12.7

Russia	9.7	Brazil	9.9	Brazil	7.4

Malaysia	6.9	Venezuela	7.8	Indonesia	7.3

Venezuela	6.8	Malaysia	6.1	Russia	6.3

Hungary	5.7	Russia	5.8	Venezuela	5.7

Indonesia	4.9	Indonesia	5.4	Malaysia	5.2

				Dominican
Poland	4.1	Eqypt	4.6	Republic	3.3

Argentina	2.9	Hungary	3.7	Colombia	3.1

Dominican Republic	2.5	Poland	3.6	Poland	3.0

Total	72.3%		68.6%		66.9%

Credit quality**	10/31/08		4/30/08		10/31/07

AAA	0.0%		0.4%		0.3%

AA	1.5		—		—

A	8.6		3.6		3.1

BBB	21.1		19.3		10.6

BB	23.4		26.7		36.0

B	4.4		13.1		17.9

CCC	0.7		—		—

D	—		1.1		1.2

Non-rated	29.1		21.9		17.8

Cash equivalents	6.9		5.4		2.7

Other assets less liabilities	4.3		8.5		10.4

Total	100.0%		100.0%		100.0%

*	Prices and other characteristics will vary over time.

**	Weightings represent percentages of net assets of the entire Fund as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.

Global High Income Fund Inc.

Industry diversification
As a percentage of net assets
As of October 31, 2008 (unaudited)

Bonds
Corporate bonds
Commercial banks	3.09%
Diversified financial services	5.67
Electric utilities	3.84
Home builders	0.60
Metals & mining	0.42
Oil, gas & consumable fuels	0.58
Real estate investment trusts (REITs)	6.48
Telecommunications	0.19

Total corporate bonds	20.87
Non US government obligations	63.03
Convertible bond	1.26

Total bonds	85.16
Warrants	0.71
Short-term investments	9.86

Total investments	95.73
Cash and other assets, less liabilities	4.27

Net assets	100.00%

Global High Income Fund Inc.

Portfolio of investments—October 31, 2008

	Face
Security description	amount		Value

Bonds—85.16%

Corporate bonds—20.87%

Argentina—0.15%
Banco de Galicia y Buenos Aires,
11.000%, due 01/01/19(1)		$874,204	$297,230

Brazil—2.22%
Globo Comunicacao e Participacoes SA,
9.375%, due 04/20/09(2)		$563,000	410,990

Union National FIDC Trust 2006,
20.41%, due 12/01/08(3),(4)	BRL	2,141,490	1,076,238

21.05%, due 07/01/10(4)		2,075,000	842,834

21.05%, due 07/01/10(3),(4)		1,832,665	924,298

22.41%, due 05/01/11(4)		3,560,082	1,446,052

Total Brazil corporate bonds			4,700,412

Indonesia—1.95%
Majapahit Holding BV,
7.250%, due 06/28/17		$3,900,000	2,340,000

7.250%, due 06/28/17(3)		3,000,000	1,800,000

Total Indonesia corporate bonds			4,140,000

Kazakhstan—0.48%
CenterCredit International BV,
8.250%, due 09/30/11	KZT	220,000,000	1,008,922

Malaysia—6.48%
Johor Corp.,
1.000%, due 07/31/12(6)	MYR	46,970,000	13,756,350

Mexico—1.68%
Desarrolladora Homex SAB de CV,
7.500%, due 09/28/15		$2,180,000	1,264,400

Hipotecaria Su Casita SA,
8.500%, due 10/04/16		3,285,000	2,299,500

Total Mexico corporate bonds			3,563,900

Philippines—0.42%
National Power Corp.,
9.625%, due 05/15/28		$1,160,000	893,200

Global High Income Fund Inc.

Portfolio of investments—October 31, 2008

	Face
Security description	amount		Value

Bonds—(continued)

Corporate bonds—(concluded)

Russia—5.44%
Dali Capital PLC for Bank of Moscow,
7.250%, due 11/25/09	RUB	75,800,000	$2,002,058

RSHB Capital SA for OJSC Russian Agricultural Bank,
7.125%, due 01/14/14(3)		$400,000	240,000

7.175%, due 05/16/13		2,520,000	1,764,000

7.750%, due 05/29/18		550,000	341,000

Steel Capital SA,
9.750%, due 07/29/13(3)		2,100,000	882,000

TNK-BP Finance SA,
7.875%, due 03/13/18		250,000	107,500

TransCapitalInvest Ltd.,
7.700%, due 08/07/13(3)		850,000	526,082

8.700%, due 08/07/18(3)		3,200,000	1,760,000

VTB Capital SA,
6.250%, due 06/30/35		2,000,000	920,000

6.315%, due 02/04/15(5)		1,500,000	1,125,000

6.609%, due 10/31/12		2,230,000	1,226,500

6.875%, due 05/29/18(3)		1,100,000	638,000

Total Russia corporate bonds			11,532,140

Ukraine—0.13%
NJSC Naftogaz of Ukraine,
8.125%, due 09/30/09		$600,000	282,000

United Arab Emirates—1.47%
Abu Dhabi National Energy Co.,
6.500%, due 10/27/36		$3,200,000	1,936,540

7.250%, due 08/01/18(3)		1,550,000	1,173,350

Total United Arab Emirates corporate bonds			3,109,890

Venezuela—0.45%
Petroleos de Venezuela SA,
5.250%, due 04/12/17		$2,500,000	962,500

Total corporate bonds (cost—$59,912,121)			44,246,544

Non US government obligations—63.03%

Argentina—2.08%
Argentina Prestamos Garantizadad,
2.954%, due 01/14/09(5)	ARS	500,000	90,063

2.954%, due 01/19/12(5)		200,000	73,823

Global High Income Fund Inc.

Portfolio of investments—October 31, 2008

	Face
Security description	amount		Value

Bonds—(continued)

Non US government obligations—(continued)

Argentina—(concluded)
Province of Mendoza,
5.500%, due 09/04/18		$376,494	$124,243

Republic of Argentina,
3.127%, due 08/03/12(5)		16,562,000	3,063,970

7.000%, due 03/28/11		4,525,000	1,086,000

			4,438,099

Brazil—14.95%
Federal Republic of Brazil,
6.000%, due 01/17/17		$10,320,000	9,287,999

8.000%, due 01/15/18		6,200,000	6,262,000

8.250%, due 01/20/34		100,000	100,000

Letras Tesouro Nacional,
11.835%, due 01/01/09(7)	BRL	12,100,000	5,465,240

13.382%, due 01/01/10(7)		5,300,000	2,065,175

Notas do Tesouro Nacional,
Series B
6.000%, due 05/15/45		8,200,000	4,810,390

Series F
10.000%, due 01/01/12		3,440,000	1,376,460

10.000%, due 01/01/17		7,280,000	2,349,133

			31,716,397

Colombia—0.58%
Republic of Colombia,
7.375%, due 09/18/37		$320,000	264,000

8.125%, due 05/21/24		250,000	226,250

9.850%, due 06/28/27	COP	1,070,000,000	333,427

10.375%, due 01/28/33		$270,000	284,850

12.000%, due 10/22/15	COP	327,000,000	127,016

			1,235,543

Dominican Republic—1.51%
Republic of Dominica,
9.040%, due 01/23/18		$617,532	321,117

9.500%, due 09/27/11		3,738,169	2,878,390

			3,199,507

Global High Income Fund Inc.

Portfolio of investments—October 31, 2008

	Face
Security description	amount		Value

Bonds—(continued)

Non US government obligations—(continued)

El Salvador—1.19%
Republic of El Salvador,
7.650%, due 06/15/35		$270,000	$148,500

7.750%, due 01/24/23		3,000,000	2,100,000

8.250%, due 04/10/32		480,000	273,600

			2,522,100

Gabon—0.37%
Gabonese Republic,
8.200%, due 12/12/17(3)		$1,270,000	774,700

Hungary—5.71%
Hungary Government Bond,
5.500%, due 02/12/14	HUF	1,960,000,000	7,068,027

6.750%, due 02/24/17		1,276,000,000	5,030,153

			12,098,180

Indonesia—2.91%
Indonesia Government, Credit-Linked Note,
11.000%, due 10/15/14	IDR	4,000,000,000	274,679

Indonesia Treasury Bond,
9.750%, due 05/15/37		6,960,000,000	355,969

10.000%, due 02/15/28		10,200,000,000	536,048

10.250%, due 07/15/27		15,000,000,000	808,592

11.000%, due 09/15/25		8,000,000,000	456,881

12.000%, due 09/15/26		32,715,000,000	2,051,447

Republic of Indonesia,
6.625%, due 02/17/37		$1,100,000	649,000

6.875%, due 01/17/18		150,000	102,000

7.750%, due 01/17/38		300,000	201,000

8.500%, due 10/12/35		1,050,000	724,500

			6,160,116

Malaysia—0.40%
Malaysia Government Bond,
3.869%, due 04/13/10	MYR	3,000,000	845,327

Mexico—2.25%
Mexican Bonos,
7.500%, due 06/03/27	MXN	59,080,000	4,065,361

Global High Income Fund Inc.

Portfolio of investments—October 31, 2008

	Face
Security description	amount		Value

Bonds—(continued)

Non US government obligations—(continued)

Mexico—(concluded)
United Mexican States,
6.750%, due 09/27/34		$440,000	$391,600

8.300%, due 08/15/31		290,000	303,775

			4,760,736

Pakistan—0.70%
Islamic Republic of Pakistan,
6.875%, due 06/01/17(3)		$1,690,000	608,400

6.875%, due 06/01/17		1,000,000	360,000

7.125%, due 03/31/16		1,400,000	518,000

			1,486,400

Panama—0.20%
Republic of Panama,
7.125%, due 01/29/26		$420,000	336,000

9.375%, due 01/16/23		105,000	98,700

			434,700

Peru—0.47%
Republic of Peru,
6.550%, due 03/14/37		$300,000	225,000

7.350%, due 07/21/25		550,000	464,750

8.750%, due 11/21/33		320,000	304,000

			993,750

Philippines—0.27%
Republic of Philippines,
9.500%, due 02/02/30		$570,000	581,400

Poland—4.14%
Government of Poland,
4.250%, due 05/24/11	PLN	11,200,000	3,804,413

6.000%, due 11/24/10		14,000,000	4,978,529

			8,782,942

Russia—4.26%
Russian Federation,
7.500%, due 03/31/30(1)		$8,457,400	7,104,216

7.500%, due 03/31/30(1),(3)		2,306,517	1,937,474

			9,041,690

Global High Income Fund Inc.

Portfolio of investments—October 31, 2008

	Face
Security description	amount		Value

Bonds—(continued)

Non US government obligations—(continued)

Serbia—0.91%
Republic of Serbia,
3.750%, due 11/01/24(1)		$2,790,000	$1,925,100

South Africa—0.72%
Republic of South Africa,
5.875%, due 05/30/22		$300,000	204,000

6.500%, due 06/02/14		990,000	816,750

7.375%, due 04/25/12		560,000	515,200

			1,535,950

Turkey—11.63%
Government of Turkey,
14.000%, due 01/19/11	TRY	9,850,000	5,248,696

14.000%, due 09/26/12		4,650,000	2,274,465

16.000%, due 03/07/12		8,600,000	4,596,547

Republic of Turkey,
6.875%, due 03/17/36		$550,000	374,000

7.000%, due 09/26/16		7,650,000	5,967,000

Republic of Turkey, Credit-Linked Note,
14.000%, due 01/19/11		2,884,424	2,442,530

15.000%, due 02/10/10	TRY	6,400,000	3,752,389

			24,655,627

Ukraine—0.81%
Republic of Ukraine,
6.580%, due 11/21/16		$1,300,000	611,000

7.650%, due 06/11/13		2,000,000	1,100,000

			1,711,000

Venezuela—6.34%
Republic of Venezuela,
5.375%, due 08/07/10		$2,805,000	2,215,950

5.750%, due 02/26/16		13,945,000	6,554,150

7.000%, due 12/01/18		4,100,000	1,906,500

9.375%, due 01/13/34		350,000	175,000

10.750%, due 09/19/13		3,800,000	2,584,000

			13,435,600

Global High Income Fund Inc.

Portfolio of investments—October 31, 2008

	Face
Security description	amount		Value

Bonds—(concluded)

Non US government obligations—(concluded)

Vietnam—0.63%
Socialist Republic of Vietnam,
6.875%, due 01/15/16(3)		$1,000,000	$700,000

6.875%, due 01/15/16		900,000	630,000

			1,330,000

Total non US government obligations (cost—$186,951,559)			133,664,864

Convertible bond—1.26%

China—1.26%
China Petroleum & Chemical Corp.,
2.720%, due 04/24/14(7)
(cost—$3,565,479)	HKD	24,500,000	2,672,247

Total bonds (cost—$250,429,159)			180,583,655

	Number of
	warrants

Warrants—0.71%
Republic of Argentina, expires 12/15/35*(8)
(cost—$4,151,301)		44,118,000	1,502,701

	Face
	amount

Short-term investments—9.86%

Non US government obligations—2.97%

Dominican Republic—1.01%
Republic of Dominica Treasury Bill, Credit-Linked Note,
11.255%, due 05/11/09(9)		$2,436,301	2,147,356

Egypt—1.96%
Egypt Treasury Bills,
11.500%, due 01/27/09(9)	EGP	5,000,000	866,703

13.283%, due 03/03/09(9)		19,200,000	3,285,481

			4,152,184

Total non US government obligations (cost—$6,586,125)			6,299,540

Global High Income Fund Inc.

Portfolio of investments—October 31, 2008

Security description	Units	Value

Short-term investments—(concluded)

Other—6.89%
UBS Supplementary Trust—U.S. Cash Management
Prime Fund,1.638%(10),(11)
(cost—$14,609,763)	14,609,763	$14,609,763

Total short-term investments (cost—$21,195,888)		20,909,303

Total investments—95.73% (cost—$275,776,348)		202,995,659

Cash and other assets, less liabilities—4.27%		9,053,770

Net assets—100.00%		$212,049,429

*	Non-income producing security.
(1)	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2008. Maturity date disclosed is the ultimate maturity date.
(2)	Perpetual bond security. The maturity date reflects the next call date.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the value of these securities amounted to $13,040,542 or 6.15% of net assets.
(4)	Security linked to closed-end fund. The rate shown is the annualized yield at October 31, 2008.
(5)	Floating rate security—The interest rates shown are the current rates as of October 31, 2008.
(6)	Security is illiquid. At October 31, 2008, the value of this security amounted to $13,756,350 or 6.48% of net assets.
(7)	Zero coupon bond. The rate shown is the effective yield at October 31, 2008.
(8)	Security represents an equity claim linked to Argentina’s gross domestic product.
(9)	The rate shown is the effective yield at the date of purchase.

Global High Income Fund Inc.

Portfolio of investments—October 31, 2008

(10)	The table below details the Fund’s investment in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Supplementary Trust.

Income
earned from
		Purchases	Sales		affiliate
		during the	during the		for the
Security	Value	year ended	year ended	Value	year ended
description	10/31/07	10/31/08	10/31/08	10/31/08	10/31/08

UBS Supplementary
Trust—U.S. Cash
Management
Prime Fund	$8,810,452	$221,438,873	$215,639,562	$14,609,763	$557,961

(11)	The rate shown reflects the yield at October 31, 2008.
NJSC	National Joint Stock Company
OJSC	Open Joint Stock Company

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EGP	Egyptian Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
KZT	Kazakhstan Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
RUB	Russian Ruble
TRY	New Turkish Lira

Global High Income Fund Inc.

Portfolio of investments—October 31, 2008

Forward foreign currency contracts
Global High Income Fund Inc. had the following open forward foreign currency contracts as of October 31, 2008:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Argentine Peso	31,000,000	USD	9,931,071	12/11/08	$2,544,192

Brazilian Real	35,130,000	USD	20,417,594	12/04/08	4,399,903

Czech Koruna	94,400,000	EUR	3,879,026	12/04/08	(71,887)

Czech Koruna	81,365,000	USD	4,536,826	12/04/08	218,215

Hungarian Forint	478,000,000	USD	2,838,760	12/04/08	502,509

Indian Rupee	265,000,000	USD	5,969,813	12/04/08	652,799

Indonesian Rupiah	26,409,000,000	USD	2,369,426	11/14/08	(47,341)

Indonesian Rupiah	7,600,000,000	USD	727,273	12/04/08	35,263

Kazakhstan Tenge	208,000,000	USD	1,616,162	11/03/08	(118,183)

Malaysian Ringgit	9,100,000	USD	2,687,536	12/04/08	126,392

Mexican Peso	66,799,510	USD	5,910,000	12/04/08	765,244

Mexican Peso	37,875,020	USD	2,769,425	12/04/08	(147,628)

New Turkish Lira	22,612,745	USD	17,754,888	12/04/08	3,269,289

Russian Rouble	132,000,000	USD	4,852,495	12/04/08	143,062

South African Rand	42,700,000	USD	5,137,315	12/04/08	805,368

Ukrainian Hyrvnia	8,270,000	USD	1,463,717	05/18/09	190,477

United States Dollar	1,602,075	ARS	5,250,000	12/11/08	(351,072)

United States Dollar	3,502,052	ARS	12,800,000	11/16/08	(1,474,285)

United States Dollar	4,700,855	BRL	11,000,000	12/04/08	314,648

United States Dollar	1,273,585	BRL	2,700,000	12/04/08	(42,507)

United States Dollar	2,152,927	CLP	1,439,770,000	12/04/08	(14,581)

United States Dollar	208,231	COP	400,000,000	12/04/08	(41,502)

United States Dollar	13,073,944	CZK	215,837,750	12/04/08	(1,617,922)

United States Dollar	69,092	HUF	11,110,000	12/04/08	(14,791)

United States Dollar	838,890	IDR	7,800,000,000	12/04/08	(128,669)

United States Dollar	6,125,751	INR	265,000,000	12/04/08	(808,737)

United States Dollar	1,370,000	MXN	17,994,950	12/04/08	15,933

United States Dollar	17,572,923	MXN	187,553,320	12/04/08	(3,127,967)

United States Dollar	1,486,880	MYR	5,100,000	12/04/08	(51,514)

United States Dollar	2,182,871	PEN	6,402,580	12/04/08	(110,235)

United States Dollar	3,327,555	PLN	7,513,620	12/04/08	(618,968)

United States Dollar	4,347,248	RUB	108,000,000	12/04/08	(494,075)

United States Dollar	8,902,510	THB	305,000,000	12/04/08	(237,737)

United States Dollar	5,513,074	TRY	9,350,000	12/04/08	476,483

United States Dollar	1,490,090	UAH	8,270,000	05/18/09	(216,850)

United States Dollar	3,653,751	ZAR	40,500,000	12/04/08	455,005

United States Dollar	14,531,496	ZAR	114,500,000	12/04/08	(2,915,386)

Net unrealized appreciation on forward foreign currency contracts					$2,262,945

Global High Income Fund Inc.

Portfolio of investments—October 31, 2008

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
TRY	New Turkish Lira
UAH	Ukranian Hryvnia
USD	United States Dollar
ZAR	South African Rand

Futures contracts
Global High Income Fund Inc. had the following open futures contracts as of October 31, 2008:

	Expiration	Cost/		Unrealized
	dates	(proceeds)	Value	depreciation

US treasury futures buy contracts:
US Long Bond, 235 contracts
(USD)	December 2008	$27,633,450	$26,584,375	$(1,049,075)

10 Year US Treasury Notes,
70 contracts (USD)	December 2008	8,078,552	7,915,469	(163,083)

US treasury futures sell contracts:
5 Year US Treasury Notes,
235 contracts (USD)	December 2008	(26,303,329)	(26,615,586)	(312,257)

Net unrealized depreciation on futures contracts				$(1,524,415)

The aggregate of cash collateral delivered to broker to cover margin requirements for the open future positions at October 31, 2008 was $289,949.

Currency type abbreviation:
USD	United States Dollar

See accompanying notes to financial statements

Global High Income Fund Inc.

Statement of assets and liabilities—October 31, 2008

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$261,166,585)	$188,385,896

Investments in securities of an affiliated issuer, at value (cost—$14,609,763)	14,609,763

Total investments (cost—$275,776,348)	202,995,659

Foreign currency, at value (cost—$554,585)	455,782

Interest receivable	4,096,796

Receivable for investments sold	59,439

Prepaid swap collateral	1,140,000

Due from broker*	289,949

Receivable for foreign tax reclaims	100,280

Outstanding swap agreements, at value**	7,280,431

Unrealized appreciation on forward foreign currency contracts	14,914,782

Other assets	4,994

Total assets	231,338,112

Liabilities:
Due to custodian bank	73,788

Unrealized depreciation on forward foreign currency contracts	12,651,837

Outstanding swap agreements, at value**	3,318,461

Payable for investments purchased	2,494,001

Variation margin payable	281,016

Payable to investment advisor and administrator	234,268

Directors’ fees payable	12,267

Accrued expenses and other liabilities	223,045

Total liabilities	19,288,683

Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized;
21,591,836 shares issued and outstanding	292,254,934

Accumulated undistributed net investment income	2,701,078

Accumulated net realized loss from investment transactions	(2,032,250)

Net unrealized depreciation of investments, futures, swaps,
forward foreign currency contracts and other assets and liabilities
denominated in foreign currencies	(80,874,333)

Net assets	$212,049,429

Net asset value per share	$9.82

*	Represents cash collateral on open futures contracts.
**	Net upfront payments made by the Fund on outstanding swap agreements amounted to $12,315,082.

See accompanying notes to financial statements

Global High Income Fund Inc.

Statement of operations

For the year ended
October 31, 2008

Investment income:
Interest income, net of foreign withholding taxes of $73,557
(includes $557,961 earned from an affiliated entity)	$22,214,728

Expenses:
Investment advisory and administration fees	3,713,392

Custody and accounting fees	412,013

Professional fees	115,000

Reports and notices to shareholders	75,700

Directors’ fees	41,100

Listing fees	23,816

Transfer agency fees	18,100

Insurance expense	9,310

Other expenses	21,100

Total expenses	4,429,531

Less: Fee waivers by investment advisor and administrator	(249,696)

Net expenses	4,179,835

Net investment income	18,034,893

Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	(17,109,795)

Futures	7,758,986

Swap agreements	12,543,354

Forward foreign currency contracts and foreign currency transactions	1,468,410

Net change in unrealized appreciation/(depreciation) of:
Investments	(88,301,919)

Futures	(3,107,863)

Swap agreements	(8,388,544)

Other assets and liabilities denominated in foreign currency and
forward foreign currency contracts	2,920,591

Net realized and unrealized loss from investment activities	(92,216,780)

Net decrease in net assets resulting from operations	$(74,181,887)

See accompanying notes to financial statements

Global High Income Fund Inc.

Statement of changes in net assets

	For the years ended October 31,

	2008	2007

From operations:
Net investment income	$18,034,893	$19,365,730

Net realized gain (loss) from investments	(17,109,795)	13,775,809

Net realized gain from futures	7,758,986	253,306

Net realized gain from swap agreements	12,543,354	890,487

Net realized gain (loss) from forward foreign currency
contracts and foreign currency transactions	1,468,410	(282,511)

Net change in unrealized appreciation/(depreciation) of:
Investments	(88,301,919)	3,135,704

Futures	(3,107,863)	1,446,821

Swap agreements	(8,388,544)	(727,521)

Other assets and liabilities denominated in foreign currency
and forward foreign currency contracts	2,920,591	175,813

Net increase/(decrease) in net assets
resulting from operations	(74,181,887)	38,033,638

Dividends and distributions to shareholders from:
Net investment income	(20,539,959)	(17,710,302)

Net realized gains	(15,695,105)	(11,479,701)

Return of capital	(6,924,856)	—

Total dividends and distributions to shareholders	(43,159,920)	(29,190,003)

Net increase (decrease) in net assets	(117,341,807)	8,843,635

Net assets:
Beginning of period	329,391,236	320,547,601

End of period	$212,049,429	$329,391,236

Accumulated undistributed net investment income	$2,701,078	$979,693

See accompanying notes to financial statements

Global High Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended October 31,

	2008	2007	2006	2005	2004

Net asset value, beginning
of period	$15.26	$14.85	$15.72	$16.43	$15.92

Net investment income	0.84 *	0.90 *	0.79 *	1.02	0.98

Net realized and unrealized gains (losses)
from investment activities	(4.28)	0.86	0.92	1.17	1.27

Net increase (decrease) from investment
operations	(3.44)	1.76	1.71	2.19	2.25

Dividends from net investment income	(0.95)	(0.82)	(1.35)	(1.61)	(0.97)

Distributions from net realized gains	(0.73)	(0.53)	(1.21)	(1.29)	(0.77)

Return of capital	(0.32)	—	—	—	—

Total dividends and distributions	(2.00)	(1.35)	(2.56)	(2.90)	(1.74)

Offering costs charged to paid-in capital	—	—	(0.02)	—	—

Net asset value, end of period	$9.82	$15.26	$14.85	$15.72	$16.43

Market price per share,
end of period	$8.22	$14.38	$16.06	$17.82	$18.31

Total net asset value return(1)	(25.76)%	12.40%	11.75%	14.68%	15.12%

Total market price return(2)	(33.99)%	(2.33)%	6.28%	13.25%	18.68%

Ratios/supplemental data:
Net assets, end of period (000’s)	$212,049	$329,391	$320,548	$305,689	$319,359

Ratio of expenses to average net assets:
Before fee waivers by advisor	1.48%	1.41%	1.43%	1.43%	1.40%

After fee waivers by advisor	1.39%	1.32%	1.34%	1.41%	1.40%

Ratio of net investment income to
average net assets:	6.01%	5.96%	5.34%	6.49%	6.18%

Portfolio turnover rate	83%	100%	108%	160%	140%

*	Calculated using the average shares method.
(1)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
(2)	Total market price return is calculated assuming a purchase of $10,000 of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

See accompanying notes to financial statements

Global High Income Fund Inc.

Notes to financial statements—October 31, 2008

Organization and significant accounting policies
Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 23, 1993 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more

Global High Income Fund Inc.

Notes to financial statements—October 31, 2008

than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (”NYSE”). Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of operations for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). This standard requires enhanced disclosures about the Fund’s derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years beginning after

Global High Income Fund Inc.

Notes to financial statements—October 31, 2008

November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation—The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts—The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward

Global High Income Fund Inc.

Notes to financial statements—October 31, 2008

contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts—The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statement of operations reflects net realized and net unrealized gains and losses on these contracts.

Global High Income Fund Inc.

Notes to financial statements—October 31, 2008

Swap agreements—The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to

Global High Income Fund Inc.

Notes to financial statements—October 31, 2008

the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

At October 31, 2008, the Fund had outstanding an interest rate swap contract with the following terms:

				Payments	Payments
	Notional		Termination	made by	received by
Counterparty	amount		date	the Fund	the Fund	Value

JPMorgan
Chase Bank	THB	170,000,000	07/22/13	3.9500%(1)	5.9500%(2)	$429,972

(1)	Rate based on 6 month BIBOR.
(2)	Payments received are based on the notional amount.
BIBOR	Bangkok Interbank Offered Rate

Currency type abbreviation:
THB	Thai Baht

Global High Income Fund Inc.

Notes to financial statements—October 31, 2008

At October 31, 2008, the Fund had outstanding credit default swap contracts with the following terms:

			Payments		Payments
	Notional	Termination	made by		received by
Counterparty	amount	dates	the Fund		the Fund		Value

Citigroup Global
Markets Limited	USD 8,100,000	01/20/13	—	(1)	1.1500	%(2)	$(855,875)

Credit Suisse
International	USD 1,500,000	12/20/11	$1,500,000	(3),(4)	5.0000	(2)	916,592

Credit Suisse
International	USD 4,500,000	05/20/12	—	(5)	3.3000	(2)	(1,223,294)

Deutsche
Bank AG	USD 1,500,000	08/20/09	—	(6)	7.0500	(2)	(435,041)

Deutsche
Bank AG	USD 2,000,000	08/20/09	—	(6)	5.5000	(2)	(604,052)

Deutsche
Bank AG	USD 12,400,000	09/20/13	2.4700	%(2)	—	(7)	1,190,817

Merrill Lynch
International	USD 3,000,000	03/20/09	—	(8)	4.5500	(2)	(200,199)

Merrill Lynch
International	USD 3,050,000	05/20/13	0.9600	(2)	—	(9)	230,648

(Upfront payments
made by the Fund
of $1,500,000)							$(980,404)

(1)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Bulgaria 8.250% bond, due 01/15/15.
(2)	Payments made or received are based on the notional amount.
(3)	Payment made on 01/30/07 to fully fund swap, which reflects the cost basis of the contract.
(4)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the NJSC Naftogaz Ukraine 8.125% bond, due 09/30/09.
(5)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Deutsche Bank Kazakhstan 7.375% bond, due 11/12/2013.
(6)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Argentinian Government 8.280% bond, due 12/31/33.
(7)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Philippines 10.625% bond, due 03/16/25.
(8)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Venezuela 9.250% bond, due 09/15/27.

Global High Income Fund Inc.

Notes to financial statements—October 31, 2008

(9)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Croatia 5.000% bond, due 04/15/14.

Currency type abbreviation:
USD	United States Dollar

At October 31, 2008, the Fund had outstanding a total return swap contract with the following terms:

			Payments	Payments
	Notional	Termination	made by	received by
Counterparty	amount	date	the Fund	the Fund	Value

Credit Suisse
International	ARS 12,225,000	12/19/11	$10,815,082(1)	— (2)	$4,512,402

(1)	Payment made on 04/13/07 to fully fund swap, which reflects the cost basis of the contract.
(2)	Payment is equal to the total return on the Republic of Argentina 4.000% due 12/17/11.

Currency type abbreviation:
ARS	Argentine Peso

Purchased options—The Fund may purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either

Global High Income Fund Inc.

Notes to financial statements—October 31, 2008

considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund’s average weekly net assets. UBS Global AM has agreed to waive compensation otherwise payable to it to reduce the fee it receives under the Advisory Contract so that it is paid at the following rates:

Average weekly net assets	Advisory fee

Up to $200 million	1.25%

Above $200 million	1.00%

The waiver will continue indefinitely unless the Board agrees to any change. At October 31, 2008, the Fund owed UBS Global AM $234,268 which is composed of $240,523 of investment advisory and administration fees less fees waived of $6,255. For the year ended October 31, 2008, UBS Global AM waived $249,696 of investment advisory and administration fees from the Fund.

Global High Income Fund Inc.

Notes to financial statements—October 31, 2008

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended October 31, 2008, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $598,600. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers had been approved as borrowers under the Fund’s securities lending program. UBS Securities LLC was the lending agent. For the period ended October 31, 2008, UBS Securities LLC did not earn any compensation as the Fund’s lending agent. At October 31, 2008, the Fund did not have any securities on loan, and the Fund did not owe UBS Securities LLC compensation as the Fund’s lending agent. Subsequent to the end of the fiscal period covered by this report, UBS Securities LLC exited the securities lending business and JPMorgan Chase Bank N.A. securities lending became the Fund’s securities lending agent.

Global High Income Fund Inc.

Notes to financial statements—October 31, 2008

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 21,591,836 shares outstanding at October 31, 2008. For the year ended October 31, 2008 and for the year ended October 31, 2007, there were no transactions involving common stock.

Purchases and sales of securities
For the year ended October 31, 2008, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $209,672,510 and $218,620,973, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 were as follows:

Distributions paid from:	2008	2007

Ordinary income	$26,184,725	$17,710,302

Net long-term capital gains	10,050,339	11,479,701

Return of capital	6,924,856	—

	$43,159,920	$29,190,003

At October 31, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(2,990,121)

Net unrealized depreciation	(77,215,384)

Total accumulated deficit	$(80,205,505)

Global High Income Fund Inc.

Notes to financial statements—October 31, 2008

For federal income tax purposes, the tax cost of investments and the components of net unrealized depreciation of investments at October 31, 2008 were as follows:

Tax cost of investments	$276,991,154

Gross unrealized appreciation	2,216,566

Gross unrealized depreciation	(76,212,061)

Net unrealized depreciation of investments	$(73,995,495)

The difference between book-basis and tax-basis net unrealized depreciation of investments is attributable to premium amortization adjustments and wash sales.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended October 31, 2008, the Fund’s accumulated undistributed net investment income was increased by $11,151,307, accumulated net realized gain from investment activities was decreased by $4,161,988 and capital stock was decreased by $6,989,319. These differences are primarily due to the tax treatment of foreign currency transactions, pay down gains and losses, adjustments for certain debt obligations and the reclassification of the tax character of distributions, including return of capital.

At October 31, 2008, the Fund had a net capital loss carryforward of $2,990,121 for federal income tax purposes available to offset future capital gains through October 31, 2016.

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset value of the Fund.

As of and during the year ended October 31, 2008, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Fund for the year ended October 31, 2008.

Global High Income Fund Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders
Global High Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Global High Income Fund Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global High Income Fund Inc. at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
December 26, 2008

Global High Income Fund Inc.

Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2008. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2009. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Global High Income Fund Inc.

General information (unaudited)

The Fund
Global High Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As of September 30, 2008, UBS Global AM had approximately $146 billion in assets under management. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $630 billion in assets under management as of September 30, 2008.

Shareholder information
The Fund’s NYSE trading symbol is “GHI.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Global High Income Fund Inc.

General information (unaudited)

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with

Global High Income Fund Inc.

General information (unaudited)

respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Global Investment Servicing Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Distribution policy
The Fund’s Board adopted a managed distribution policy in December 1999. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 11% to 9% effective beginning with the June 2005 monthly distribution. Prior to December 20, 1999, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses. The Fund’s Board may change or terminate the managed distribution policy at any time; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes.

Global High Income Fund Inc.

General information (unaudited)

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global Asset Management (Americas) Inc., the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

Global High Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

Background—At a meeting of the board of Global High Income Fund Inc. (the “Fund”) on July 16, 2008, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Agreement of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administration arrangements for the Fund.

The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the contracts. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative and other services performed by UBS Global AM and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM

Global High Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio manager primarily responsible for the day-to-day portfolio management of the Fund and recognized that many of these persons report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to management and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had well over $700 billion of assets under management worldwide as of March 2008. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past year involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered a fee waiver arrangement for the Fund and considered the actual fee rate (after taking the waiver into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with

Global High Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of advisory fees for UBS funds generally, the board also received information from UBS Global AM with respect to standard institutional account fees. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee and Actual Management Fee were in the fifth quintile, while its total expenses were in the fourth quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable). In addition, management noted to the board that the range between the high and low of the Fund’s Expense Group’s total expenses was relatively narrow and that the Fund’s Expense Group only consisted of the Fund and five of its peers. Management also noted that when comparing the Fund’s total expenses to a larger group of closed-end leveraged and non-leveraged emerging market funds, for a total of twelve, the Fund’s total expenses were less than three basis points (i.e., 0.03%) from the expanded expense universe’s median.

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-,

Global High Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

ten-year and since inception periods ended April 30, 2008 and (b) annualized performance information for each year in the ten-year period ended April 30, 2008. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to its benchmark index. The comparative Lipper information showed that the Fund’s performance was in the first quintile for the one- and three-year periods and the second quintile for the five- and ten-year periods and the third quintile since inception (with the first quintile representing that fifth of the funds in the Performance Universe with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). Based on its review, the board concluded that the Fund’s investment performance was satisfactory.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The board noted that the Fund’s Contractual Management Fee did not contain a breakpoint; however, UBS Global AM had agreed to a breakpoint via a fee waiver agreement that could only be removed with the consent of the board. The board considered that the Fund’s asset level exceeded the breakpoint and as a result, the Fund and its shareholders realized certain economies of scale because the total expense ratio of the Fund

Global High Income Fund Inc.

Board approval of investment advisory and administration agreement (unaudited)

was lower than if no breakpoint had been in place. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of a breakpoint in the management fee.

Generally, in light of UBS Global AM’s profitability data, the Actual Management Fee, the Contractual Management Fee and the breakpoint currently in place for the Fund, the board believed that UBS Global AM’s sharing of potential and current economies of scale with the Fund was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement to continue for another year. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

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Global High Income Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is expected to be mailed to shareholders around the same time as this annual report.

Interested Director

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Meyer Feldberg††; 66 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1996	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).

Global High Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 30 investment companies (consisting of 62 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

Global High Income Fund Inc.

Supplemental information (unaudited)

Independent Directors

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Richard Q. Armstrong; 73 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1995 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 68 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 61 McLarty Associates 900 17th Street, N.W. Washington, D.C. 20006	Director	Since 1995	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 68 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Global High Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Mr. Burt is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Mr. Garil is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Global High Income Fund Inc.

Supplemental information (unaudited)

Independent Directors (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Heather R. Higgins; 49 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She had also served on the board of the Hoover Institution (executive committee) (1995–2000 and 2001–2007).

Global High Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Ms. Higgins is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joseph Allessie*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 42	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Michael J. Flook*; 43	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 50	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Joanne M. Kilkeary*; 40	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 37	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Steven J. LeMire*; 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 46	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JP Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Nancy Osborn*; 42	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Uwe Schillhorn**; 44	Vice President	Since 2004	Mr. Schillhorn is an executive director, and head of emerging markets debt (since 2004) of UBS Global AM—Americas region. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Andrew Shoup*; 52	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Kai R. Sotorp**; 49	President	Since 2006	Mr. Sotorp is Head-Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 105 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	fund	time served	serves as officer

Keith A. Weller*; 47	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

†	Each director holds office until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Fund are appointed by the directors and serve at the pleasure of the Board.

††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

Global High Income Fund Inc.

New York Stock Exchange certifications (unaudited)

Global High Income Fund Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications are filed as exhibits to the Fund’s annual report on Form N-CSR, which includes a copy of this annual report along with other information about the Fund. After the Fund’s 2008 annual meeting of shareholders, it filed a certification with the NYSE on March 17, 2008 stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

(This page has been left blank intentionally)

N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the UBS PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries (“Personal information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Uwe Schillhorn
President	Vice President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

©	2008 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended October 31, 2008 and October 31, 2007, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $56,200 and $53,500, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended October 31, 2008 and October 31, 2007, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,573 and $3,700, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2008 and 2007 semiannual financial statements, and (2) review of the consolidated 2007 and 2006 report on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended October 31, 2008 and October 31, 2007, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $4,600 and $4,150, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended October 31, 2008 and October 31, 2007, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-with revisions through July 2008)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

. . .

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2008 and October 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2008 and October 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2008 and October 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2008 and October 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2008 and October 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2008 and October 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended October 31, 2008, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended October 31, 2008 and October 31, 2007, the aggregate fees billed by E&Y of $367,357 and $385,425, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2008	2007

Covered Services	$8,173	$7,850
Non-Covered Services	359,184	377,575

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1)	Name – Uwe Schillhorn
		Title – Vice President
		Length of Service – Since 2004

Business Experience Last 5 Years – Mr. Schillhorn is an executive director and head of emerging markets debt (since 2004) of UBS Global AM. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM serves as investment advisor, sub-advisor or manager.

Information is as of – December 30, 2008

(a)	(2)	(i) Portfolio Manager

		Uwe Schillhorn

(a)	(2)	(ii) (A) Registered Management Investment Companies

	The portfolio manager is responsible for four other Registered Management Investment Companies (not including the Registrant) totaling approximately $203 million as of October 31, 2008.

(a)	(2)	(ii) (B) Other Pooled Investment Vehicles

	The portfolio manager is responsible for 12 Other Pooled Investment Vehicles totaling approximately $1.2 billion as of October 31, 2008.

(a)	(2)	(ii) (C) Other accounts

	The portfolio manager is responsible for 20 other accounts totaling approximately $2.1 billion as of October 31, 2008.

(a)	(2)	(iii) Accounts with respect to which an advisory fee is based on the performance of the account.

		None

(a)	(2)	(iv) Conflicts.

	The management of the registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the registrant and other accounts have different objectives,

benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the registrant. The portfolio manager and his team manage the registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. The Advisor manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.
(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of October 31, 2008.)

(a)	(3)	Compensation.

		The compensation received by portfolio managers at UBS Global AM, including Mr. Schilhorn, includes a base salary and incentive compensation as detailed below. Overall compensation can be grouped into three categories: base salary, annual bonuses and UBS AG equity. Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Annual bonuses, which are discretionary, are correlated with performance and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. Senior investment professionals may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Broader equity share ownership is encouraged for all employees through “Equity Plus.” This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. The performance related component of the portfolio manager’s bonus is based on the performance of the funds he manages as compared to each fund’s broad-based index over one, two and three year periods. With respect to the Registrant, the benchmark in effect as of December 2008 is a blended benchmark composed of 50% of JPMorgan Emerging Markets Bond Index Global and 50% JPMorgan Government Bond Index-Emerging Markets Global Diversified (in USD). (Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of October 31, 2008, except as otherwise noted.)

(a)	(4)	Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of October 31, 2008.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99 CODE ETH to the registrant’s Report on Form N-CSR filed December 30, 2003 (Accession Number: 0001206774-03-000909)(SEC File No. 811-07540).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	December 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	December 30, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	December 30, 2008